UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Sight Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40587	80-0625749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4040 Campbell Avenue Suite 100
Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 266-1144

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SGHT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Local Coverage Determinations

On November 9, 2023, four Medicare Administrative Contractors (“MACs”), Palmetto GBA, Celerian Group Company, National Government Services, and Noridian Healthcare Solutions each individually published local coverage determinations on Micro-Invasive Glaucoma Surgery (“MIGS”), with a future effective date of December 24, 2023 (the “LCDs”). The LCDs each identify certain procedures as investigational in patients over the age of 18 for glaucoma management, including canaloplasty in combination with trabeculotomy ab interno which is a procedural description associated with the Company’s OMNI® Surgical System (“OMNI”).

Each LCD listed goniotomy as a covered procedure with certain coverage limitations. The Company is still assessing each LCD’s goniotomy coverage determinations and their potential impact on continued or discontinued coverage for its SIONTM Surgical Instrument technology.

As previously announced by the Company on October 26, 2023, WPS Government Health Administrators, another MAC, published a similar LCD on MIGS, with the same effective date of December 24, 2023.

The states served by these five MACs accounted for an aggregate of approximately 63% of the Company’s Surgical Glaucoma revenue in 2022.

The Company strongly disagrees with each LCD’s characterization of adult canaloplasty in combination with trabeculotomy ab interno, a procedural description associated with the OMNI technology as investigational and intends to pursue all remediation possibilities to maintain or reinstate coverage. The Company plans to continue to engage with each MAC, the Centers for Medicare and Medicaid Services, and clinical societies to maintain coverage for procedures performed with OMNI. The Company intends to work with the MACs to delay the effective date of the LCDs to address what the Company believes are fundamental procedural issues in the LCD process and to review clinical data the Company believes supports the continued coverage of procedures performed with OMNI. However, if the LCDs are implemented in their current form, the Company intends to promptly initiate an LCD reconsideration request process with each MAC.

Credit Agreement

The Company has a credit and security agreement with certain entities affiliated with MidCap Financial Services (as amended, the “MidCap Agreement”), which provides for a $35.0 million senior secured term loan (the “Term Loan”). The Company is subject to certain affirmative and negative covenants as described in the MidCap Agreement, including minimum revenue and cash covenants. Pursuant to the terms of the MidCap Agreement, the publication of the LCDs by the five MACs constitutes a “Reimbursement Trigger Event,” such that monthly principal payments under the Term Loan are expected to commence in January 2024. Such payments will be equal to the Term Loan divided by the total number of months remaining prior to the maturity date, which is November 1, 2025. In addition, if the five LCDs take effect on December 24, 2023 as currently contemplated, the Company may be unable to comply with the revenue covenant during 2024, which would constitute an event of default under the Term Loan and allow the lender to accelerate the repayment of principal under the Term Loan.

The Company is continuing to assess its strategy to preserve its liquidity position, including by potentially renegotiating or refinancing its indebtedness, and further reducing operating expenses.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”), together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and estimates, are forward-looking statements and should be evaluated as such. These forward-looking statements include, but are not limited to, statements regarding the effectiveness of the LCDs and their potential impact on the Company’s business, operating results and financial condition; the Company’s plans to address the characterization of procedures associated with OMNI as investigational; the Company’s plans to engage the MACs and other stakeholders to delay effectiveness of the LCDs and to maintain or reinstate coverage; the possibility that an event of default under the Term Loan may be triggered and the potential impacts on the Company’s financial condition; and the Company’s strategy to preserve its liquidity position. Such statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “designed,” “seeks,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. The Company bases these forward-looking statements on management’s current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based upon reasonable assumptions at the time they are made, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements, including the important factors discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this Current Report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

OMNI® is a registered trademark of Sight Sciences, Inc. SION™ is a trademark of Sight Sciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sight Sciences, Inc.

Date: November 9, 2023	By:	/s/ Alison Bauerlein
Chief Financial Officer